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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                             AMENDMENT NO. 1 TO
                                  FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                              IT STAFFING LTD.
           (Exact name of Registrant as specified in its charter)

     Ontario                                                         52-209027
---------------------------------------                           ------------
(State or Jurisdiction of Incorporation)                         (IRS Employer
                                                            Identification No.)

55 University Avenue                                                   M5J 2H7
Toronto, Ontario, Canada                                              --------
(Address of principal executive offices)                             (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. |X|                                   box. |_|

Securities Act registration statement file number to which this form relates:

333-63909

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                 Name of Each Exchange on which
to be so Registered                 Each Class is to be Registered
-------------------                 ------------------------------

Common Shares, no par value         Boston Stock Exchange

Securities to registered pursuant to Section 12 (g) of the Act:

None

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Item 1. Description of Registrant's Securities to be registered.

                  The information contained under the headings entitled "DESCRIPTION OF SECURITIES" - "Common Shares" -- of the Prospectus included in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-63909), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2. Exhibits.

                  1.    Bylaws of the Registrant.*
                  2.    Articles of Incorporation of Registrant, and amendments
                         thereto.**
                  3.    Form of Underwriter's Warrant.***
                  4.    Specimen Common Share Certificate.****


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*     Filed as Exhibit 3.1 to the Registrant's Pre-Effective Amendment No. 1 to
      the Registration Statement on Form SB-2 (Registration No. 333-63909), as amended, and incorporated herein by reference.

** Filed as Exhibits 3.2, 3.3, 3.4 and 3.5 to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form SB-2 (Registration No. 333-63909), as amended, and incorporated herein by reference.

*** Filed as Exhibit 4.2 to the Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form SB-2 (Registration No. 333-63909), as amended, and incorporated herein by reference.

**** Filed as Exhibit 4.3 to the Registrant's Pre-effective Amendment No. 3 to the Registration Statement on Form SB-2 (Registration No. 333-63909), as amended, and incorporated herein by reference.



                                   SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 IT Staffing Ltd.
                                                 (Registrant)


Dated: April 9, 1999                             By:/s/ Declan French
                                                    ---------------------------
                                                        Declan French
                                                        Chief Executive Officer